SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

January 29, 2004

Date of Report (Date of earliest event reported)

CEPHEID

(Exact name of Registrant as specified in its charter)

California	000-30755	77-0441625

(State of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

904 Caribbean Drive
Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

(408) 541-4191

(Registrant’s telephone number, including area code)

Item 7: Financial Statements and Exhibits.

          (c) Exhibits

Number	Description

99.01	Press Release dated January 29, 2004.

Item 12. Results of Operations and Financial Condition.

     (a) On January 29, 2004, Cepheid issued a press release reporting its preliminary financial results for its fourth fiscal quarter and year ended December 31, 2003. A copy of Cepheid’s press release is attached hereto as Exhibit 99.01 and is incorporated herein by reference.

     The information contained herein and the exhibit hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHEID

Date: February 4, 2004	By:	/s/ JOHN R. SLUIS

		Name:	John R. Sluis
		Title:	Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.01	Press Release dated January 29, 2004.